   As filed with the Securities and Exchange Commission on October 9, 2001
                                                     Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              ____________________


                             VITRIA TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                              77-0386311
(State of Incorporation)   (Primary Standard Industrial    I.R.S. Employer
                            Classification Code Number)  Identification No.)

                              ____________________

                                945 Stewart Drive
                               Sunnyvale, CA 94086
                                 (408) 212-2700
                    (Address of principal executive offices)

                              ____________________

                        1999 EMPLOYEE STOCK PURCHASE PLAN
                           1999 EQUITY INCENTIVE PLAN
                          1998 EXECUTIVE INCENTIVE PLAN
                            (Full title of the plans)


                               JoMei Chang, Ph.D.
                      President and Chief Executive Officer
                             Vitria Technology, Inc.
                                945 Stewart Drive
                               Sunnyvale, CA 94086
                                 (408) 212-2700
 (Name, address, including zip code, and telephone number, including area code, of agent for service)


                              ____________________

                                   Copies to:
                              Eric C. Jensen, Esq.
                               Cooley Godward LLP
                               5 Palo Alto Square
                               3000 El Camino Real
                           Palo Alto, California 94506
                                 (650) 843-5000

                              ____________________


                         CALCULATION OF REGISTRATION FEE

=======================================================================================================================
                                                      Proposed Maximum       Proposed Maximum
     Title of Securities           Amount to be           Offering               Aggregate             Amount of
      To be Registered            Registered (1)     Price per Share (2)    Offering Price (2)     Registration Fee
-----------------------------------------------------------------------------------------------------------------------
  Stock Options and Common
   Stock (par value $.001)      11,637,780 shares          $2.10                $24,439,338             $6,110
=======================================================================================================================

     (1) This Registration Statement shall cover any additional shares of Common Stock which become issuable under the plans set forth hereby by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of shares of the Registrant's outstanding Common Stock.

     (2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) of the Securities Act of 1933, as amended. The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on October 5, 2001 as reported on the Nasdaq National Market. The following chart illustrates the calculation of the registration fee:

=======================================================================================================================
                                                                              Offering Price Per    Aggregate Offering
                   Title of Shares                       Number of Shares           Share                  Price
-----------------------------------------------------------------------------------------------------------------------
 Shares issuable pursuant to unissued stock options          8,990,020              $2.10               $18,879,042
 pursuant to the 1998 Equity Incentive Plan and the
 1999 Equity Incentive Plan
-----------------------------------------------------------------------------------------------------------------------
 Shares issuable pursuant to the 1999 Employee Stock         2,647,760              $2.10               $ 5,560,296
 Purchase Plan
=======================================================================================================================

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-91325,
              REGISTRATION STATEMENT ON FORM S-8 NO. 333-37706 AND
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-52778


         The contents of Registration Statement on Form S-8 No. 333-91325 filed with the Securities and Exchange Commission, or the SEC, on November 19, 1999, Registration Statement on Form S-8 No. 333-37706 filed with the SEC on May 24, 2000 and Registration Statement on Form S-8 No. 333-52778 filed with the SEC on December 27, 2000, are incorporated by reference herein.

                                    EXHIBITS

Exhibit
Number                                   Description

  4.1(1)   Amended and Restated Certificate of Incorporation of Registrant.

  4.2(2)   Certificate of Amendment of Restated Certificate of Incorporation.

  4.3(3)   Bylaws of Registrant.

  4.4(4)   Specimen Stock Certificate.

  5.1      Opinion of Cooley Godward LLP.

 23.1      Consent of Ernst & Young LLP.

 23.2      Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

 24.1      Power of Attorney.  Reference is made to Signature Page.

 99.1(5)   Amended and Restated 1999 Equity Incentive Plan.

 99.2(5)   1998 Executive Incentive Plan.

 99.3(5)   1999 Employee Stock Purchase Plan.

 99.4(6)   1999 Equity Incentive Plan for French employees.

_______________

(1) Previously filed as Exhibit 3.2 to our Registration Statement on Form S-1, as amended, File No. 333-81297, filed on June 22, 1999, and incorporated herein by reference.

(2) Previously filed as Exhibit 3.5 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, filed on August 14, 2000, and incorporated herein by reference.

(3) Previously filed as Exhibit 3.3 to our Registration Statement on Form S-1, as amended, File No. 333-81297, filed on June 22, 1999, and incorporated herein by reference.

(4) Previously filed as Exhibit 4.2 to our Registration Statement on Form S-1, as amended, File No. 333-81297, filed on June 22, 1999, and incorporated herein by reference.

                                       2.

(5) Previously filed as the like-numbered Exhibit to our Registration Statement on Form S-8, as amended, File No. 333-91325, filed on November 19, 1999, and incorporated herein by reference.

(6) Previously filed as Exhibit 10.11 to our Annual Report on Form 10-K for the year ended December 31, 2000, filed on March 29, 2001, and incorporated herein by reference.

                                       3.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on October 9, 2001.

                                  Vitria Technology, Inc.

                                  By: /s/ JoMei Chang, Ph.D.
                                     -------------------------------------------
                                           JoMei Chang, Ph.D.
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)

                                POWER OF ATTORNEY

         Know All Persons By These Presents, that each person whose signature appears below constitutes and appoints JoMei Chang, Ph.D. and Paul R. Auvil, III, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  Signature                                      Title                             Date

 /s/ JoMei Chang, Ph.D.                         President, Chief Executive Officer and       October 9, 2001
 --------------------------------------------   Director (Principal Executive Officer)
             JOMei Chang, Ph.D.


 /s/ Paul R. Auvil, III                         Vice President, Finance, and Chief           October 9, 2001
 --------------------------------------------   Financial Officer (Principal Financial
             Paul R. Auvil, III                 Officer and Accounting Officer)


 /s/ M. Dale Skeen, Ph.D.                       Director                                     October 9, 2001
 --------------------------------------------
             M. Dale Skeen, Ph.D.


 /s/ Robert M. Halperin                         Director                                     October 9, 2001
 --------------------------------------------
             Robert M. Halperin


 /s/ John L. Walecka                            Director                                     October 9, 2001
 --------------------------------------------
             John L. Walecka


 /s/ William H. Younger, Jr.                    Director                                     October 9, 2001
 --------------------------------------------
             William H. Younger, Jr.

                                       4.

                                  EXHIBIT INDEX

Exhibit
Number                                     Description

 4.1(1)         Amended and Restated Certificate of Incorporation of Registrant.

 4.2(2)         Certificate of Amendment of Restated Certificate of
                Incorporation.

 4.3(3)         Bylaws of Registrant.

 4.4(4)         Specimen Stock Certificate.

 5.1            Opinion of Cooley Godward LLP.

 23.1           Consent of Ernst & Young LLP.

 23.2           Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.

 24.1           Power of Attorney.  Reference is made to Signature Page.

 99.1(5)        Amended and Restated 1999 Equity Incentive Plan.

 99.2(5)        1998 Executive Incentive Plan.

 99.3(5)        1999 Employee Stock Purchase Plan.

 99.4(6)        Equity Incentive Plan for French employees.

______________________________

(1) Previously filed as Exhibit 3.2 to our Registration Statement on Form S-1, as amended, File No. 333-81297, filed on June 22, 1999, and incorporated herein by reference.

(2) Previously filed as Exhibit 3.5 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, filed on August 14, 2000, and incorporated herein by reference.

(3) Previously filed as Exhibit 3.3 to our Registration Statement on Form S-1, as amended, File No. 333-81297, filed on June 22, 1999, and incorporated herein by reference.

(4) Previously filed as Exhibit 4.2 to our Registration Statement on Form S-1, as amended, File No. 333-81297, filed on June 22, 1999, and incorporated herein by reference.

(5) Previously filed as the like-numbered Exhibit to our Registration Statement on Form S-8, as amended, File No. 333-91325, filed on November 19, 1999, and incorporated herein by reference.

(6) Previously filed as Exhibit 10.11 to our Annual Report on Form 10-K for the year ended December 31, 2000, filed on March 29, 2001, and incorporated herein by reference.